Business Update 1 August 4, 2026

Forward-Looking Statements

This communication contains certain forward-looking statements within the meaning of the federal securities laws of the United States. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Any statements made in this communication that are not statements of historical fact, such as, statements about the Company's beliefs and expectations regarding its future results of operations and financial position, its planned business model and strategy, its data center development, timing and likelihood of success, capacity, functionality and timing of operation of data centers, expectations regarding the operations of data centers, potential strategic initiatives, such as joint ventures and partnerships, and management plans and objectives, are forward-looking statements and should be evaluated as such. These forward-looking statements generally are identified by the words "may," "will," "should," "expects," "plans," "anticipates," "could," "seeks," "intends," "targets," "projects," "contemplates," "believes," "estimates," "strategy," "future," "forecasts," "opportunity," "predicts," "potential," "would," "will likely result," "continue," and similar expressions (including the negative versions of such words or expressions).

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Cipher and its management, are inherently uncertain. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including but not limited to: volatility in the price of Cipher's securities due to a variety of factors, including changes in the competitive and regulated industry in which Cipher operates, Cipher's evolving business model and strategy and efforts it may make to modify aspects of its business model or engage in various strategic initiatives, variations in performance across competitors, changes in laws and regulations affecting Cipher's business, and the ability to implement business plans, forecasts, and other expectations and to identify and realize additional opportunities. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the "Risk Factors" section of Cipher's Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the Securities and Exchange Commission ("SEC") on February 24, 2026, Cipher's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2026 to be filed with the SEC, and in Cipher's subsequent filings with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Cipher assumes no obligation and, except as required by law, does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Website Disclosure

The Company maintains a dedicated investor website at https://investors.cipherdigital.com/investors ("Investors' Website"). Financial and other important information regarding the Company is routinely posted on and accessible through the Investors' Website. Cipher uses its Investors' Website as a distribution channel of material information about the Company, including through press releases, investor presentations, reports and notices of upcoming events. Cipher intends to utilize its Investors' Website as a channel of distribution to reach public investors and as a means of disclosing material non-public information for complying with disclosure obligations under Regulation FD. In addition, you may sign up to automatically receive email alerts and other information about the Company by visiting the "Email Alerts" option under the Investors Resources section of Cipher's Investors' Website and submitting your email address.

Non-GAAP Financial Measures

This communication includes supplemental financial measures Adjusted EBITDA, that excludes the impact of (i) interest income, (ii) interest expense, (iii) income taxes, (iv) depreciation and amortization, (v) the non-cash change in fair value of derivative asset, (vi) share-based compensation expense, (vii) nonrecurring gains and losses, (viii) the non-cash change in fair value of warrant liability, (ix) non-cash losses related to miners reclassified as held for sale, (x) impairment of long-lived assets, and (xi) non-cash disposal of miners.

Beginning with the three months ended March 31, 2026, the Company changed its primary non-GAAP performance from "Adjusted Earnings (Loss)" to Adjusted EBITDA. Adjusted EBITDA differs from Adjusted Earnings (Loss) only in that, in addition to the adjustments previously made to compute Adjusted Earnings (Loss), Adjusted EBITDA also excludes interest expense, interest income, and current income tax expense. We believe Adjusted EBITDA is more representative of the Company's core operating performance, more comparable to measures used by industry peers, and more useful to investors evaluating our underlying business. The reconciliation table below presents Adjusted EBITDA for both periods presented under the Company's new methodology. The Company does not intend to report Adjusted Earnings (Loss) in future periods.

These supplemental financial measures are not measurements of financial performance under accounting principles generally accepted in the United States ("GAAP") and, as a result, these supplemental financial measures may not be comparable to similarly titled measures of other companies. Management uses these non-GAAP financial measures internally to help understand, manage, and evaluate our business performance and to help make operating decisions. We believe the use of these non-GAAP financial measures can also facilitate comparison of our operating results to those of our competitors by excluding certain items that vary in our industry based on company policy.

Non-GAAP financial measures are subject to material limitations as they are not in accordance with, or a substitute for, measurements prepared in accordance with GAAP. For example, we expect that share-based compensation expense, which is excluded from the non-GAAP financial measure, will continue to be a significant recurring expense over the coming years and is an important part of the compensation provided to certain employees, officers and directors. Similarly, we expect that depreciation and amortization will continue to be a recurring expense over the term of the useful life of the related assets. Our non-GAAP financial measures are not meant to be considered in isolation and should be read only in conjunction with our condensed consolidated financial statements included elsewhere in this communication, which have been prepared in accordance with GAAP. We rely primarily on such condensed consolidated financial statements to understand, manage and evaluate our business performance and use the non-GAAP financial measures only supplementally.

The contents and appearance of this presentation is copyrighted and the trademarks and service marks are owned by Cipher Digital Inc. All rights reserved.

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Cipher Digital

Leading HPC Development Platform Built for Hyperscale



Vertically Integrated Developer & Operator

In-house power origination, engineering, procurement, construction, and operations built to deliver hyperscale capacity at speed and at scale

Current Portfolio

907 MW [1] of operating and contracted capacity today, including three data center campus leases with world's leading hyperscalers

Pipeline Capacity

Current ~4.4 GW [2] portfolio of grid pipeline capacity expected to be energized across 2027-2030+

700 MW	~$11.4 Bn	10-15 Years	~$793 MM
Contracted Gross HPC Capacity	Contracted Revenue	Base Lease Terms	Avg. Annualized NOI [3]

Note: (1) Based on gross MWs for executed HPC leases and currently operating bitcoin self-mining capacity
(2) Gross pipeline capacity subject to ERCOT batch process
(3) Reflects total average contracted annualized NOI from October 2026 to September 2036, through the end of the Barber Lake base lease term

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~5.3 GW Portfolio Capacity by 2030+



Contracted HPC capacity
Pipeline HPC capacity
Bitcoin mining capacity

Pro Forma MW Mix

Operating, Contracted & Pipeline Capacity Across 11 Sites



Bitcoin Mining
~4%
Contracted
HPC Capacity
~13%
~5,277 MW (1)
Pipeline
HPC Capacity (1)
~83%

Note: MW presented on a gross basis

(1) Gross pipeline capacity subject to ERCOT batch process

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$97 $686 $727 $749 $771 $794 $818 $843 $868 $894 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 Net Operating Income 5 $ in millions Long -Term Leases & Contracted Cashflows ~$793MM (1) Average Contracted Annual NOI Contracted capacity expected to generate ~$793MM of average annualized NOI over base lease term (1) Note: (1) Reflects total average contracted annualized NOI from October 2026 to September 2036, through the end of the Barber Lake base lease term

6 Building Momentum Through Q2 2026 Early Delivery of Black Pearl Data Center Capacity Key Strategic Hires at the Site Origination and Development Levels Acquired Option for New Site in Texas for up to 900 MW $810MM Financing for Stingray Data Center Executed amendment to Black Pearl lease at tenant’s request, accelerating first data center capacity delivery by 2 months First data center capacity was delivered in August, and rent has commenced at the site Completed Stingray high -yield bond financing with pricing at best -in- class 6.000% coupon Stingray development fully funded through substantial completion Hired Bill Blevins as Head of Grid Strategies (previous Director of Grid Coordination at ERCOT, managing Large Load Interconnections) Hired Mohamed Abouelella as Head of Engineering (previous Global Engineering Manager at Google, responsible for design & delivery for 5 GW+ of data centers) New site, called Apollo, has been submitted as a studied load in Batch Zero through ERCOT’s updated process Site represents continued investment into the Texas HPC infrastructure ecosystem

7 Current Portfolio

Black Pearl Construction Update 8 • First data center capacity was delivered in August, and rent has commenced at the site • Remaining Phase I data halls are progressing through MEP fit -out and Phase II concrete foundations, building steel, and underground electrical in progress ~96% Equipment Secured Equipment delivery dates support construction completion targets 2 Months Early Delivery First capacity delivered to tenant 2 months ahead of original schedule

• Tenant has commenced beneficial use of the facility, including partial occupancy of the building • Project continues to progress towards completion as coolant distribution units and first network racks were delivered Barber Lake Construction Update 9 100% Equipment Secured Equipment delivery dates support construction completion targets Sep. 2026 Expected Initial Delivery Rental payments expected to commence October 2026

Stingray Construction Update

- Earthwork, grading, and pad preparation progressing on schedule and underground electrical work has commenced
- Concrete foundations and steel erection to begin in Q3 2026





→ **1H 2027** Expected Delivery

Project continues to progress towards completion

→ **~75%** Equipment Secured

Equipment delivery dates support construction completion targets

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Odessa Site Snapshot

207 MW
Total Capacity

~11.6 EH/s
Total Hashrate

~17.2 J/TH
Fleet Efficiency

~¢2.8/kWh
Power Cost



~346 BTC Mined at Odessa in Q2 2026

Odessa's fixed-price PPA positions Cipher as one of the lowest-cost BTC producers

HPC Lease Discussions

Active HPC lease negotiations with multiple interested potential tenants

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Development Pipeline 12

Grid Pipeline Spotlight

Odessa

207 MW Gross Capacity | Energized PPA with Luminant

- Currently energized with 207 gross MW via a fixed-price PPA with Luminant
- In discussions for HPC hosting lease

Reveille

70 MW Gross Capacity | 2027 Q3 Target Energization

- ERCOT interconnection approved for 70 gross MW and substation development initiated
- In discussions for HPC hosting lease

Ulysses

200 MW Gross Capacity | 2027 Q4 Target Energization

- Interconnection approved for 200 gross MW and substation development initiated
- In discussions for HPC hosting lease

Colchis

1,000 MW Gross Capacity[1] | 2028 Target Energization[1]

- All necessary deposits are funded & land is secured
- Requisite studies and executed FEA submitted to ERCOT on time – expected to be included in Batch Zero

Mikeska

500 MW Gross Capacity[1] | 2028 Target Energization[1]

- All necessary deposits are funded & land is secured
- Requisite studies and executed FEA submitted to ERCOT on time – expected to be included in Batch Zero

McLennan

500 MW Gross Capacity[1] | 2028 Target Energization[1]

- All necessary deposits are funded & land is secured
- Requisite studies and executed FEA submitted to ERCOT on time – expected to be included in Batch Zero



Ohio
Ulysses
200 MW



Texas
Mikeska
500 MW
Odessa
207 MW
McLennan
500 MW
Colchis
1,000 MW
Reveille
70 MW

Note: MW presented on a gross basis
(1) Gross capacity and target energization subject to ERCOT batch process

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207 MW 300 MW 300 MW 100 MW 207 MW 700 MW Bitcoin Mining Capacity Contracted HPC Capacity 14 Grid Pipeline Capacity Timeline (1)Operating & Contracted Capacity Note: MW presented on a gross basis ; (1) Reflects estimated target energization and capacity subject to ERCOT batch process; (2) 200 MW of potential grid capacity adjacent to the current 100 MW site, expected to be available 2030+ subject to ERCOT batch process; (3) 500 MW of potential grid capacity adjacent to the current 300 MW site, expected to be available 2030+ subject to ERCOT batch process 200 MW 500 MW 500 MW70 MW 500 MW 500 MW 1,000 MW 200 MW 900 MW 270 MW 2,000 MW 2,100 MW 2027 2028 - 2029 2030+ Current Portfolio & Pipeline Capacity ~5.3 GW of Total Portfolio Grid Capacity Barber Lake ► Black Pearl ► Odessa ► Reveille ► Ulysses ► Mikeska (1) ► Barber Lake (3) ► Milsing (1) ► Colchis (1) ► McLennan (1) ► Stingray ► Stingray (2) ► Apollo (1) ►

Q2 2026 Financial Update 15

Capital Structure and Liquidity Overview


Cipher Digital Inc.
(NASDAQ: CIFR)
$200MM Revolving Credit Facility matures 2030
$173MM Convertible Note due 2030 (1.75%)
$1.3Bn Convertible Note due 2031 (0.00%)
Cipher Compute LLC
Black Pearl Compute LLC
Stingray Compute LLC
$1.7Bn Notes due 2030
(7.125%)
$2.0Bn Notes due 2031
(6.125%)
$810MM Notes due 2031
(6.000%)
Cipher Barber Lake LLC
Cipher Black Pearl LLC
Cipher Stingray LLC
Publicly Traded Entity
Non-Operating Entity
Operating Entity
Borrowings

Corporate Capitalization *$ in millions*	As of 6/30/2026	Maturity	Pricing	Amort.	Next Call Date	Next Call Price	Rating[1]
Cash & Cash Equivalents	$4,560						
$200MM Revolving Credit Facility	–	03/31/30	Lev.-based				
7.125% Senior Secured Notes (Cipher Compute LLC)	1,733	11/15/30	7.125%	Rent-based [2]	11/15/27	103.563	Ba3 / BB-
6.125% Senior Secured Notes (Black Pearl Compute LLC)	2,000	02/15/31	6.125%	7.000%	02/15/28	103.063	Ba2 / BB-
6.000% Senior Secured Notes (Stingray Compute LLC)	810	06/15/31	6.000%	Target DSCR	06/15/28	103.000	Ba2 / BB-
Total Secured Debt [3]	**$4,543**						
1.750% Convertible Note (Cipher Digital Inc.)	173	05/15/30	Conv. Px				
0.000% Convertible Notes (Cipher Digital Inc.)	1,300	10/01/31	Conv. Px				
Total Debt	**$6,016**						
Net Debt	*1,456*						
Memo: CDI Cash Balance	*$832*						
Memo: Restricted Project-Level Cash	*$3,728*						
Memo: Bitcoin balance [4]	*$38*						

Note: Organizational structure chart depicts select subsidiaries and is not intended to represent the Company's complete corporate structure; (1) Ratings provided by Moody's and Fitch; (2) Cipher Compute LLC high-yield bond amortizes in line with the Google backstop, which is determined by rent payments made by Fluidstack; (3) Secured debt reflects outstanding principal balances; (4) Bitcoin balance based on an assumed price of $58,524 per bitcoin as of June 30, 2026

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Three Months Ended Three Months Ended June 30, 2026 March 31, 2026 June 30, 2026 June 30, 2025 Revenue - bitcoin mining $ 24,837 $ 34,838 $ 24,837 $ 43,565 Costs and operating (expenses) income Cost of revenue (15,046) (17,705) (15,046) (15,330) Compensation and benefits (42,359) (35,003) (42,359) (15,659) General and administrative (16,479) (11,741) (16,479) (9,078) Depreciation and amortization (19,365) (19,014) (19,365) (44,086) Change in fair value of power purchase agreement (5,900) (28,230) (5,900) (15,480) Power sales 2,295 2,138 2,295 1,376 Equity in losses of equity investees — (1,601) — (1,701) Unrealized gains on fair value of bitcoin 16,901 3,760 16,901 17,143 Realized losses on sale of bitcoin (23,509) (24,223) (23,509) (3,639) Other operating income (losses) 89 (17,788) 89 (2,354) Total costs and operating expenses (103,373) (149,407) (103,373) (88,808) Operating loss (78,536) (114,569) (78,536) (45,243) Other income (expense) Interest income 35,861 31,590 35,861 296 Interest expense (66,736) (59,158) (66,736) (1,137) Change in fair value of warrant liability (150,510) 43,610 (150,510) — Other (expense) income (7,241) (15,382) (7,241) 1,220 Total other (expense) income (188,626) 660 (188,626) 379 Loss before taxes (267,162) (113,909) (267,162) (44,864) Current income tax expense (367) (407) (367) (1,145) Deferred income tax benefit — — — 228 Total income tax expense (367) (407) (367) (917) Net loss (267,529) (114,316) (267,529) (45,781) Less: Net loss attributable to redeemable noncontrolling interest — — — — Net loss available for common stockholders $ (267,529) $ (114,316) $ (267,529) $ (45,781) Loss per share - basic and diluted $ (0.65) $ (0.28) $ (0.65) $ (0.12) Weighted average shares outstanding - basic and diluted 409,382,093 405,112,315 409,382,093 375,052,248 17 Results of Operations QoQ and YoY Comparison Note: In thousands except for share and per share amounts

June 30, 2026 December 31, 2025 ASSETS Current assets Cash and cash equivalents $ 831,829 $ 628,263 Restricted cash, current 3,188,452 1,761,292 Accounts receivable 20,084 687 Receivables, related party - 271 Prepaid expenses and other current assets 34,477 7,977 Bitcoin 37,802 125,400 Miners held for sale - 94,879 Derivative asset, current 19,436 34,090 Total current assets 4,132,080 2,652,859 Restricted cash, noncurrent 539,506 275,076 Property and equipment, net 2,132,585 633,417 Intangible assets, net 76,929 77,388 Investment in equity investees - 29,400 Derivative asset, non-current 3,244 22,720 Operating lease right-of-use asset 36,212 11,321 Security deposits 27,489 27,732 Other noncurrent assets 553,409 561,995 Total assets $ 7,501,454 $ 4,291,908 LIABILITIES, REDEEMABLE NONCONTROLLING INTEREST, AND STOCKHOLDERS’ EQUITY Current liabilities Accounts payable $ 289,091 $ 40,064 Accrued expenses and other current liabilities 356,746 90,086 Finance lease liability, current portion 4,475 4,237 Operating lease liability, current portion 2,242 1,731 Warrant liability 632,060 525,160 Short-term borrowings 94,484 37,793 Total current liabilities 1,379,098 699,071 Deferred revenue 25,512 - Long-term borrowings, net 5,446,866 2,711,648 Asset retirement obligations 23,509 33,696 Finance lease liability 795 3,094 Operating lease liability 37,938 8,545 Total liabilities 6,913,718 3,456,054 Commitments and contingencies (Note 13) Redeemable noncontrolling interest 25,679 30,319 Stockholders’ equity Preferred stock, $0.001 par value; 10,000,000 shares authorized, none issued and outstanding as of June 30, 2026, and December 31, 2025 - - Common stock, $0.001 par value, 1,000,000,000 and 1,000,000,000 shares authorized as of June 30, 2026 and December 31, 2025, respectively, 423,575,369 and 412,074,529 shares issued as of June 30, 2026 and December 31, 2025, respectively, and 414,253,564 and 404,963,061 shares outstanding as of June 30, 2026, and December 31, 2025, respectively 424 412 Additional paid-in capital 1,947,143 1,808,786 Accumulated deficit (1,385,501) (1,003,656) Treasury stock, at par, 9,321,805 and 7,111,468 shares at June 30, 2026 and December 31, 2025, respectively (9) (7) Total stockholders’ equity 562,057 805,535 Total liabilities, redeemable noncontrolling interest, and stockholders’ equity $ 7,501,454 $ 4,291,908 18 Consolidated Balance Sheets Note: In thousands except for share and per share amounts

Appendix 19

Three Months Ended Three Months Ended June 30, 2026 March 31, 2026 June 30, 2026 June 30, 2025 Reconciliation of EBITDA: Net loss $ (267,529) $ (114,316) $ (267,529) $ (45,781) Interest income (35,861) (31,590) (35,861) (296) Interest expense 66,736 59,158 66,736 1,137 Total income tax expense 367 407 367 917 Depreciation and amortization 19,365 19,014 19,365 44,086 EBITDA $ (216,922) $ (67,327) $ (216,922) $ 63 Reconciliation of EBITDA to Adjusted EBITDA EBITDA $ (216,922) $ (67,327) $ (216,922) $ 63 Change in fair value of power purchase agreement 5,900 28,230 5,900 15,480 Share-based compensation expense 30,526 27,048 30,526 10,493 Other losses - nonrecurring — — — 6,299 Change in fair value of warrant liability 150,510 (43,610) 150,510 — Loss on miners held for sale — 7,437 — — Adjusted EBITDA $ (29,986) $ (48,222) $ (29,986) $ 32,335 20 Non-GAAP Adjusted EBITDA QoQ and YoY Comparison

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